Related Party Transactions and Balances	12 Months Ended
Dec. 31, 2021
Related Party Transactions and Balances
Related Party Transactions and Balances

20.	Related Party Transactions and Balances
The Group entered into the following significant related party transactions for the periods presented:

	For the Year Ended December 31,
	2019	2020	2021

	RMB in thousands

Purchases of goods and services	87,597	35,131	117,116
Transfer of/ (acquire of) long-term investments 1	539,646	(110,039)	(40,837)
Purchase of noncontrolling interests of Chaodian Inc. (“Chaodian”) 2	—	257,288	—
Capital contribution/Loans to an entity 3 (“Entity”)	—	—	2,785,314
Investment income 1	73,884	—	833
The Group had the following significant related party balances as of December 31, 2020 and 2021, respectively:

	December 31, 2020	December 31, 2021

	RMB in thousands
Amount due from related parties
Due from an investment fund 1	74,235	48,135
Due from the Entity 3	—	1,709,689
Due from other investees 4	90,497	283,492

Total	164,732	2,041,316

Amount due to related parties 5	—	216,434

1.
In June 2019, to focus the Company’s efforts and resources on its core businesses, the Company transferred several equity investments of the Group to an investment fund. The Group contributed a total of RMB220.0 million cash into this fund as a limited partner, which is accounted for as an equity method investment. The cost of the equity investments transferred was RMB465.8 million. The consideration was RMB539.6 million, which was based on the estimated fair value of the investments. The difference between the consideration and cost of the investments was recognized as investment income. In July 2020, the Company acquired certain equity interests of two investments from the investment fund. The consideration was RMB110.0 million. The balances due from an investment fund as of December 31, 2020 and 2021 were consideration receivables and dividend receivables, which are non-trade in nature.

2.
In September 2020, the Company acquired the rest equity interests of Chaodian from certain noncontrolling shareholders, which included some related parties of the Company. The consideration was determined by referenced to a third-party valuer’s valuation and the considerations were settled in 2020.

3.
The Company established the Entity with an independent third party and two entities controlled by Mr. Rui Chen and Ms. Ni Li, respectively, to acquire the land use rights for a parcel of land in Shanghai for future construction. The Company made capital contribution of RMB1,084.3 million and provided interest-bearing guaranteed loans of RMB 1,701.0 million to the Entity for its operation. The balance as of December 31, 2021 represents interest-bearing loans and interest expenses related to the Entity, which are non-trade in nature. The annual interest rates of the loans were 3.3%.

4.
The balances as of December 31, 2020 and 2021 mainly represent interest-bearing loans and interest expenses of RMB105.6 and RMB279.2 million related to an equity investee, which are non-trade in nature. Interest rates of loans to the investee incurred in 2020 and 2021 were 2.8% and 4.5%, respectively.

5.	Amount due to related parties as of December 31, 2021 are primarily considerations related to long-term investments, which are non-trade in nature.